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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 17, 2002

                                  VENTAS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-10989                      61-1055020
 ------------                      -----------                   ------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

     4360 Brownsboro Road, Suite 115, Louisville, Kentucky       40207-1642
     ----------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)

                                 (502) 357-9000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

       As previously reported on its Current Report on Form 8-K filed on April 18, 2002 (the "April 18, 2002 8-K"), on April 17, 2002, Ventas, Inc.
("Ventas" or the "Company") completed an offering of 8-3/4% Senior Notes due 2009 in the aggregate principal amount of $175 million (the "2009 Notes") and 9% Senior Notes due 2012 in the aggregate principal of $225 million (the "2012 Notes") issued by its operating partnership, Ventas Realty, Limited Partnership, and a wholly-owned subsidiary formed in connection with the offering, Ventas Capital Corporation. A copy of (i) the Indenture, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, Ventas Capital Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2009 Notes and (ii) the Indenture, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, Ventas Capital Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee, relating to the 2012 Notes are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

         As also reported on the April 18, 2002 8-K, Ventas Realty, Limited Partnership entered into a new $350 million secured credit facility on April 17, 2002. A copy of (i) the Second Amended and Restated Credit, Security and Guaranty Agreement, dated as of April 17, 2002, among Ventas Realty Limited Partnership, as borrower, Ventas and certain subsidiaries of Ventas identified therein, as guarantors, the lenders identified therein, including Bank of America, N.A., as Issuing Bank for the Letters of Credit thereunder, Bank of America, N.A., as Administrative Agent, and UBS Warburg LLC, as Syndication Agent, (ii) the Amended and Restated Mortgage, Security Agreement and Assignment of Rents, dated as of April 17, 2002, by Ventas Realty, Limited Partnership, Mortgagor, to Bank of America, N.A., Administrative Agent, as Mortgagee, (iii) the Amended and Restated Deed of Trust and Security Agreement, dated as of April 17, 2002, made by Ventas Realty, Limited Partnership, as Grantor, to Rhonda C. Bundy, as Trustee, for the benefit of Bank of America, N.A., Administrative Agent, as Beneficiary and (iv) the Assignment of Leases and Rents, dated as of April 17, 2002, from Ventas Realty, Limited Partnership, Assignor, to Bank of America, N.A., Administrative Agent, Assignee, are filed herewith as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively, and incorporated herein by reference. Also filed herewith as Exhibit 99.7 and incorporated by reference herein is a Schedule of Agreements Substantially Identical in All Material Respects to Agreements Filed as Exhibits 99.4, 99.5 and 99.6 pursuant to Instruction 2 to
Item 601 of Regulation S-K.

         This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Ventas and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment

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trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission (the "Commission"). Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare Inc. ("Kindred") and certain of its affiliates to continue to meet and/or honor its obligations under its contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements (the "Spin Agreements") entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or honor its obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (k) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (l) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreements and the ability of the Company to satisfy its obligation to post cash collateral if required to do so under one of these interest rate swap agreements, (m) the ability and willingness of Atria, Inc. ("Atria") to continue to meet and honor its contractual arrangements with the Company and Ventas Realty, Limited Partnership entered into in connection with the Company's spin-off of its assisted living operations and related assets and liabilities to Atria in August 1996, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, including without limitation, the risk that the Company may fail to qualify as a REIT due to its ownership of Kindred common stock, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's taxable net income for the year ended December 31, 2001, (q) the ability and willingness of the

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Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants and (r) the value of the Company's common stock in Kindred and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of the Kindred common stock. Many of such factors are beyond the control of the Company and its management.

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------
                  (a)  Financial statements of businesses acquired.

                           Not applicable.

                  (b) Pro forma financial information.

                           Not applicable.

                  (c)  Exhibits:

                           99.1 Indenture, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, Ventas Capital Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee.

                           99.2 Indenture, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, Ventas Capital Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee.

                           99.3 Second Amended and Restated Credit, Security and Guaranty Agreement, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, as borrower, Ventas and certain subsidiaries of Ventas identified therein, as guarantors, the lenders identified therein, including Bank of America, N.A., as Issuing Bank for the Letters of Credit thereunder, Bank of America, N.A., as Administrative Agent, and UBS Warburg LLC, as Syndication Agent.

                           99.4 Amended and Restated Mortgage, Security Agreement and Assignment of Rents, dated as of April 17, 2002, by Ventas Realty, Limited Partnership, as Mortgagor, to Bank of America, N.A., Administrative Agent, as Mortgagee.

                           99.5 Amended and Restated Deed of Trust and Security Agreement, dated as of April 17, 2002, made by Ventas Realty, Limited Partnership, as Grantor, to Rhonda C. Bundy, as Trustee, for the benefit of Bank of America, N.A., Administrative Agent, as Beneficiary.

                           99.6 Assignment of Leases and Rents, dated as of April 17, 2002, from Ventas Realty, Limited Partnership, Assignor, to Bank of America, N.A., Administrative Agent, Assignee.

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                           99.7     Schedule of Agreements Substantially
                                    Identical in All Material Respects to
                                    Agreements Filed as Exhibits 99.4, 99.5 and
                                    99.6 pursuant to Instruction 2 to Item 601 of Regulation S-K.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      VENTAS, INC.
                                      (Registrant)
Date:  April 23, 2002




                                     By:  /s/   T. Richard Riney
                                         ---------------------------------------
                                         Name:  T. Richard Riney
                                         Title: Executive Vice President and
                                                General Counsel

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                                  EXHIBIT INDEX

                  Exhibit                          Description
                  -------                          -----------

                  99.1 Indenture, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, Ventas Capital Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee.

                  99.2 Indenture, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, Ventas Capital Corporation, the Guarantors named therein and U.S. Bank National Association, as trustee.

                  99.3 Second Amended and Restated Credit, Security and Guaranty Agreement, dated as of April 17, 2002, among Ventas Realty, Limited Partnership, as borrower, Ventas and certain subsidiaries of Ventas identified therein, as guarantors, the lenders identified therein, including Bank of America, N.A., as Issuing Bank for the Letters of Credit thereunder, Bank of America, N.A., as Administrative Agent, and UBS Warburg LLC, as Syndication Agent.

                  99.4 Amended and Restated Mortgage, Security Agreement and Assignment of Rents, dated as of April 17, 2002, by Ventas Realty, Limited Partnership, as Mortgagor, to Bank of America, N.A., Administrative Agent, as Mortgagee.

                  99.5 Amended and Restated Deed of Trust and Security Agreement, dated as of April 17, 2002, made by Ventas Realty, Limited Partnership, as Grantor, to Rhonda C. Bundy, as Trustee, for the benefit of Bank of America, N.A., Administrative Agent, as Beneficiary.

                  99.6 Assignment of Leases and Rents, dated as of April 17, 2002, from Ventas Realty, Limited Partnership, Assignor, to Bank of America, N.A., Administrative Agent, Assignee.

                  99.7 Schedule of Agreements Substantially Identical in All Material Respects to Agreements Filed as Exhibits 99.4, 99.5 and
                                    99.6 pursuant to Instruction 2 to Item 601 of Regulation S-K.